                                                                    Exhibit 10.7


                                 AMENDMENT NO. 1
                                       TO
                         RPM, INC. 401(K) TRUST AND PLAN
                         -------------------------------

     This Amendment No. 1 is executed as of the date set forth below by RPM, Inc. (hereinafter called the "Company");

                                   WITNESSETH:
                                   ----------

     WHEREAS, the Company maintains the RPM, Inc. 401(k) Trust and Plan (hereinafter called the "Trust and Plan") for the benefit of certain eligible employees of Participating Companies; and

     WHEREAS, it is the desire of the Company to amend the Trust and Plan to reflect that future matching contributions will be made in cash rather than Company stock, to permit Participants to direct the investment of a portion of future employee and matching contributions in Company stock and to permit Accountholders to transfer amounts out of the Pre-Tax Contribution Stock Fund and Matching Contribution Stock Fund into other investment funds; and

     WHEREAS, the Company reserved the right to amend the Trust and Plan pursuant to Section 21.1 thereof; NOW, THEREFORE, pursuant to Section 21.1 of the Trust and Plan, the Company hereby amends the Trust and Plan, effective as of October 1, 2002, as follows:

     1. Section 5.3 of the Trust and Plan is hereby amended by the deletion of said Section 5.3 and the substitution in lieu thereof of the following:

          5.3 PAYMENT TO THE TRUSTEE.

              The Participating Companies shall make the contributions specified in Sections 5.1 and 5.2 hereof to the Trustee in cash not later than the last day upon which the Participating Company may make a contribution under this Trust and Plan and secure under the Code a deduction of such contribution in the computation of its Federal income taxes for the Taxable Year for which such contribution is made.

     2. Sections 7.7 and 7.8 of the Trust and Plan are hereby amended by the deletion of said Sections 7.7 and 7.8 and the substitution in lieu thereof of the following:

          7.7 MAINTENANCE OF PRE-TAX CONTRIBUTION STOCK FUND.

              The Trustee shall maintain a Pre-Tax Contribution Stock Fund within the Trust Fund. Prior to June 1, 1996, pre-tax contributions made by the Participating Companies on a Participant's behalf and contributed to the Trust and Plan pursuant to the provisions of the Trust and Plan at such time and all dividends and other amounts attributable to such pre-tax contributions that were made in cash and used to purchase Shares shall continue to be held and invested in the Pre-Tax Contribution Stock Fund, subject to the diversification provisions of Section 7.15 hereof. On and after June 1, 1996 and prior to October 1, 2002, Accountholders were no longer permitted to direct the investment of amounts credited to their Pre-Tax Accounts into the Pre-Tax Contribution Stock Fund.

          On and after October 1, 2002, an Accountholder may, in accordance with
     Section 7.16 hereof, direct that a portion of the pre-tax contributions made on his behalf be held and invested in the Pre-Tax Contribution Stock Fund.

          7.8 MAINTENANCE OF MATCHING CONTRIBUTION STOCK FUND.

              The Trustee shall maintain a Matching Contribution Stock Fund within the Trust Fund. Prior to October 1, 2002, matching contributions made by the Participating Companies on a Participant's behalf and contributed to the Trust and Plan pursuant to the provisions of the Trust and Plan at such time and all dividends and other amounts attributable to such matching contributions that were made in Shares or made in cash and used to purchase Share shall continue to be held and invested in the Matching Contribution Stock Fund, subject to the diversification provisions of Section 7.15 hereof.

          On and after October 1, 2002, an Accountholder may, in accordance with
     Section 7.16 hereof, direct that the matching contributions made on his behalf be held and invested in the Matching Contribution Stock Fund.

     3. Section 7.10 of the Trust and Plan is hereby deleted and the following is substituted therefor:

         7.10 [RESERVED]

     4. Section 7.15 of the Trust and Plan is hereby amended by the deletion of said Section 7.15 and the substitution in lieu thereof of the following:

         7.15 DIVERSIFICATION OF INVESTMENTS.

              An Accountholder may elect to sell the Shares, if any, credited to his Pre-Tax Contribution Stock Fund or Matching Contribution Stock Fund at any time and to direct the investment of the proceeds from such sale into any other investment fund established hereunder. Any such direction shall be made in accordance with the provisions of this Article 7. Accountholders may not elect to invest in Shares in any investment fund hereunder except as permitted in Section 7.16 below. Accountholders may not elect to invest in Shares through the Pre-Tax Contribution Stock Fund or Matching Contribution Stock Fund by transferring amounts from other investment funds into said stock funds.

     5. Article 7 of the Trust and Plan is hereby amended by the addition thereto of a new Section 7.16 to read as follows:

         7.16 PROCEDURES FOR DIRECTION OF INVESTMENT IN COMPANY STOCK FUNDS.

              On and after October 1, 2002, an Accountholder may direct the Trustee to invest up to twenty percent (20%) of his pre-tax and matching contributions made to the Trust and Plan in the Pre-Tax Contribution Stock Fund and Matching Contribution Stock Fund. An Accountholder may only invest in Shares through the Pre-Tax Contribution Stock Fund and Matching Contribution Stock Fund for pre-tax and matching contributions made on or after October 1, 2002. All such directions shall be deemed to be continuing directions until they shall have been changed. Any such changes shall be made in accordance with the provisions of Sections 7.4 and 7.5 hereof. Amounts invested and held in the Pre-Tax Contribution Stock Fund and the Matching Contribution Stock Fund, pursuant to this Section, shall be subject to the diversification requirements of Section 7.15 hereof.

     IN WITNESS WHEREOF, the Company, by its duly authorized officers, has executed this Amendment No. 1 this 27th day of August, 2002.


                                         RPM, Inc.

                                              ("Company")

                                         By:  /s/ Ronald Rice
                                              ----------------------------------

                                         And: /s/ Keith R. Smiley
                                              ----------------------------------